Waddell & Reed Advisors Funds

Supplement dated October 16, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

and as supplemented December 29, 2016, January 31, 2017, April 10, 2017, May 18, 2017, July 14, 2017,

July 28, 2017, August 11, 2017 and September 29, 2017

Waddell & Reed Advisors Fixed Income and Money Market Funds Prospectus

dated January 31, 2017

and as supplemented April 10, 2017, July 28, 2017, August 11, 2017 and September 29, 2017

Effective October 16, 2017, each of the Waddell & Reed Advisors (“WRA”) Funds listed in the chart below were reorganized into a corresponding series of the Ivy Funds. As a result, the WRA Funds listed below have been reorganized out of existence and are no longer offered for investment.

Waddell & Reed Advisors Funds	Ivy Funds
Equity Funds
Waddell & Reed Advisors Core Investment Fund	Ivy Core Equity Fund
Waddell & Reed Advisors Dividend Opportunities Fund	Ivy Dividend Opportunities Fund
Waddell & Reed Advisors Energy Fund	Ivy Energy Fund
Waddell & Reed Advisors Tax-Managed Equity Fund	Ivy Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund	Ivy Value Fund
Fixed Income Funds
Waddell & Reed Advisors Bond Fund	Ivy Bond Fund
Waddell & Reed Advisors Global Bond Fund	Ivy Global Bond Fund
Waddell & Reed Advisors Government Securities Fund	Ivy Government Securities Fund
Waddell & Reed Advisors Municipal Bond Fund	Ivy Municipal Bond Fund

Supplement	Prospectus	1